SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2011

_______________________________

AGENT155 MEDIA CORP.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-53871	98-508360
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1555 California Street, Suite 309, Denver, CO, 80202
(Address of Principal Executive Offices) (Zip Code)

1(514) 254-9195
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

2012 Common Stock Issuances:

a)	On January 3, 2012, $20,000 of the convertible note dated May 18, 2010 was converted into 1,666,667 shares of common stock.

b)	In January 2012, the Company entered into a business development consulting services agreement with a consultant, Hung Huu Nyguen, whereby the Company issued 3,500,000 restricted common shares, on January 27, 2012, for business development consulting services to be rendered over a one year period ending January 26, 2013. The estimated fair value of the shares issued was $52,500.

c)	In January 2012, the Company entered into a marketing consulting services agreement with a consultant, Ling Chi Vo, whereby the Company issued 500,000 restricted common shares, on January 27, 2012, for marketing consulting services to be rendered over a one year period ending January 26, 2013. The estimated fair value of the shares issued was $7,500.

d)	On January 27, 2012, the Company entered into debt settlement and subscription agreements, whereby the Company agreed to issue 7,076,083 restricted shares of common stock in consideration of the settlement of $106,141 owing. The fair value of these restricted shares at .015 cents per share was estimated to be $106,141 as determined on the date of the agreement.

e)	On January 27, 2012, the Company entered into a subscription and private stock purchase agreements with Ling Chi Vo to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share; with Phuong Pham to purchase 4,000,000 restricted common shares of the Company at a price of .001 cents per share; and with Binh Thanh Nyguen to purchase 4,000,000 restricted common shares of the Company at ..001 cents per share.

f)	On February 15, 2012, the Company entered into a six month investor relations and corporate marketing and communications services agreement and, on February 27, 2012, the Company issued 5,000,000 restricted shares of common stock to M&B Capital Services, Ltd. The fair value of these restricted shares was estimated to be $100,000 as determined using the closing market price of the shares on the measurement date.

g)	On April 17, 2012, the issuer of the 8% convertible notes dated May 18, 2010 for $5,000, July 14, 2010 for $30,000 and September 7, 2010 for $25,000 placed the Company in default under these Notes. The default amount of these Notes is $90,000 being 150% of the Notes owing of $60,000 plus default interest as provided in the Notes.

h)	On May 15, 2012, the Company entered into a technical consulting services agreement with a consultant, John Turner, whereby the Company issued 5,000,000 restricted common shares for business consulting services to be rendered over a six month period ending November 14, 2012. The estimated fair value of the shares issued was $75,000.

i)	On May 24, 2012, the Company entered into a subscription and private stock purchase agreements with David Goos to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share; and with Christopher Bennish to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share.

j)	On May 28, 2012, the Company entered into a one year investor relations and corporate marketing and communications services agreement and the Company issued 7,000,000 restricted shares of common stock to 20292878 Ontario Ltd. The fair value of these restricted shares was estimated to be $7,000 as determined using the closing market price of the shares on the measurement date.

k)	On July 23, 2012, the balance owing of $5,000 of the convertible note dated May 18, 2010 and interest owing on this note of $4,200 was converted into 1,887,097 shares of Class A common stock. The May 18, 2010 note is now fully paid.

l)	On August 13, 2012, the Company entered into a one year investor relations and corporate marketing and communications services agreement and the Company issued 12,500,000 restricted shares of common stock to Obsidian Financial Communications Inc. The fair value of these restricted shares was estimated to be $12,500 as determined using the closing market price of the shares on the measurement date.
m)	On August 29, 2012, $24,000 of the convertible note dated July 14, 2010 was converted into 5,714,286 shares of Class A common stock.

n)	On September 6, 2012, the Company entered into a debt settlement agreement, whereby the Company agreed to issue 8,800,000 shares of common stock in consideration of the settlement of $22,000 owing on a convertible note dated June 9, 2011. The fair value of these restricted shares at .0025 cents per share was estimated to be $22,000.
Common	Stock Issuable:
1)	Under a consulting agreement dated June14, 2012, the Company agreed to extend the consulting services of Max Weissengruber, Michael Borrelli and Brian Robertson for a period of one year to June 13, 2013. The company is obligated to issue 8,000,000 restricted shares of Class A common stock to each of the consultants for a total of 24,000,000 shares. The fair value of these restricted shares was estimated to be $240,000. As at December 31, 2012, these shares have been presented as Class A common stock issuable on the balance sheet.
2)	On November 6, 2012, the Company entered into a six month management consulting, business advisory and investor relations agreement with Global Investment Consulting. The company is obligated to issue 5,000,000 restricted shares of Class A common stock to the consultant.The fair value of these restricted shares was estimated to be $15,000 as determined using the closing market price of the shares on the measurement date. As at December 31, 2012, these shares have been presented as Class A common stock issuable on the balance sheet.

2011 Common Stock Issuances:

a)	On January 3, 2011, $10,000 of the convertible note dated May 3, 2010 was converted into 2,273 (9,090,909 pre-consolidation) shares of Class A common stock.
b)	On February 4, 2011, $8,000 of the convertible note dated May 3, 2010 was converted into 2,222 (8,888,889 pre-consolidation) shares of Class A common stock.
c)	On March 3, 2011, $4,500 of the convertible note dated May 3, 2010 was converted into 1,607 (6,428,571 pre-consolidation) shares of Class A common stock.
d)	On March 11, 2011, $7,000 of the convertible note dated May 3, 2010 was converted into 2,917 (11,666,667 pre-consolidation) shares of Class A common stock.
e)	On April 19, 2011, $7,000 of the convertible note dated May 3, 2010 was converted into 2,917 (11,666,667 pre-consolidation) shares of Class A common stock.
f)	On June 6, 2011, $2,500 of the convertible note dated May 3, 2010 was converted into 1,563 (6,250,000 pre-consolidation) shares of Class A common stock.
g)	On September 21, 2011, $5,000 of the convertible note dated May 3, 2010 was converted into 73,529 shares of common stock.
h)	Pursuant to the terms of the convertible notes payable disclosed in Note 7, the Company agreed to reserve for future issuance sufficient common shares to provide for full conversion of the notes as at December 31, 2011.
i)	On May 11, 2011, the Company’s Board of Directors approved the cancellation of the Company’s authorized Class B common stock of 100,000,000 common shares and an increase in the Company’s authorized Class A Common Stock to 400,000,000 common shares.
j)	On May 27, 2011, 31,250 (125,000,000 pre-consolidation) shares of Class A common stock were issued to Christopher Martinez in exchange for the acquisition of certain assets owned by Mr. Martinez. In exchange for the assets, the Company agreed to and completed several post closing obligations including a 4000 to 1 reverse stock split approved on July 22, 2011 and the issuance of a further 99,968,750 common shares to Christopher Martinez on July 26, 2011. The number of issued and outstanding shares have been retroactively restated for all periods presented (See Note 2(a)).

k)	In April 2011, the Company entered into a business consulting services agreement with a consultant whereby the Company issued 1,250,000 restricted common shares, on July 26, 2011, for business consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $17,500.

l)	In April 2011, the Company entered into a marketing consulting services agreement with a consultant whereby the Company issued 1,250,000 restricted common shares, on July 26, 2011, for marketing consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $17,500.

m)	In April 2011, the Company entered into a technical consulting services agreement with a consultant whereby the Company issued 500,000 restricted common shares, on July 26, 2011, for business consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $7,000.

n)	In August 2011, the Company entered into a business development consulting services agreement with a corporate consultant whereby the Company issued 4,000,000 restricted common shares, on August 16, 2011, for business development consulting services to be rendered over a one year period. The estimated fair value of the shares issued was $56,000.
o)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. 2,500,000 common shares were registered on Form S-8 on August 18, 2011 under this Plan.
p)	In August 2011, the Company entered into a non-financial business development consulting services agreement with a consultant whereby the Company issued 1,500,000 common shares, on August 16, 2011, for business development consulting services to be rendered from August 26, 2011 through to July 12, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $21,000.

q)	On September 15, 2011, the Company issued 250,000 common shares to each of the business and marketing consultants under their respective contracts (500,000 in total) for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500 under each contract ($7,000 in total).

r)	On September 21, 2011, the Company issued 250,000 common shares to the technical consultant under his contract for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500.

s)	In September 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 250,000 common shares, on September 28, 2011, for technical website consulting services to be rendered for a period of one year. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500.

t)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. A Supplemental Employee Benefit Plan was approved by the Company on October 13, 2011 and, on October 18, 2011, 3,200,000 common shares were registered on Form S-8 under the Supplemental Employee Benefit Plan.

u)	In October 2011, the Company entered into a non-financial business development consulting services agreement with a consultant whereby the Company issued 1,000,000 common shares, on October 14, 2011, for business development consulting services to be rendered from October 10, 2011 through to October 9, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

v)	In October 2011, the Company entered into an event co-ordinator consulting services agreement with a consultant whereby the Company issued 2,000,000 restricted common shares, on October 15, 2011, and 250,000 non-restricted shares, on October 15, 2011, for consulting services to be rendered from October 14, 2011 through to October 13, 2012. The non-restricted shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

w)	In October 2011, the Company entered into an advertising sales consulting services agreement with a consultant whereby the Company issued 300,000 restricted common shares, on October 15, 2011, for advertising sales consulting services to be rendered from October 14, 2011 through to October 13, 2012.

x)	On October 13, 2011, the Company issued 500,000 common shares to each of the business and marketing consultants under their respective contracts (1,000,000 in total) for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

y)	In October 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 250,000 common shares, on October 13, 2011, for one-time technical website consulting services to be rendered. The Company issued 200,000 common shares under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011 and 50,000 restricted shares. The estimated fair value of the shares issued was $3,500.

z)	On October 14, 2011, the Company issued 250,000 common shares to each of the technical and website consultants under their respective contracts (500,000 in total) for consulting services to be rendered to July 25, 2012 for the technical consultant and September 27, 2012 for the website consultant. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

aa)	In October 2011, the Company entered into a marketing and public relations consulting services agreement with a corporate consultant whereby the Company issued 4,000,000 restricted common shares, on October 25, 2011, for marketing and public relations consulting services to be rendered over a one year period. The estimated fair value of the shares issued was $56,000.

bb)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. A Supplemental Employee Benefit Plan was approved by the Company on November 4, 2011 and, on November 7, 2011, 4,400,000 common shares were registered on Form S-8 under the Supplemental Employee Benefit Plan.

cc)	On November 7, 2011, the Company issued 1,250,000 common shares to each of the business and marketing consultants (2,500,000 in total) and 500,000 shares to the technical consultant under their respective contracts for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011.

dd)	In November 2011, the Company entered into a technical consulting services agreement with a consultant whereby the Company issued 350,000 common shares, on November 21, 2011 for technical consulting services to be rendered for a period of six months. 250,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011 and 100,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $4,900.

ee)	In November 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 500,000 common shares, on November 21, 2011 for technical website consulting services to be rendered for a period of one year. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.

ff)	In November 2011, the Company entered into a business consulting services agreement with a consultant for 500,000 common shares for business consulting services to be rendered for the period from November 21 , 2011 to July 25, 2012. 400,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.

gg)	In November 2011, the Company entered into a marketing consulting services agreement with a consultant for 500,000 common shares for marketing consulting services to be rendered for the period from November 21, 2011 to July 25, 2012. 400,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.
hh)	On November 1, 2011, $3,500 of the convertible note dated May 3, 2010 was converted into 158,333 shares of common stock.
ii)	On December 6, 2011, $10,000 of the convertible note dated May 18, 2010 was converted into 625,000 shares of common stock.

jj)	On December 5, 2011, the Company entered into a subscription and private stock purchase agreement with Robert Turner to purchase 10,000,000 restricted common shares of the Company at a price of .0005 cents per share.

kk)	On December 15, 2011, the Company entered into a subscription and private stock purchase agreement with Phil Hamilton to purchase 10,000,000 restricted common shares of the Company at a price of .0005 cents per share.

ll)	On December 15, 2011, the Company entered into a one year investor relations and corporate marketing and communications services agreement and in 2012, the Company issued 14,500,000 restricted shares of common stock to Global Investment Consulting. The fair value of these restricted shares was estimated to be $14,500 as determined using the closing market price of the shares on the measurement date.
On	December 15, 2011, the Company entered into a one year investor relations and corporate marketing agreement and in 2012, the Company issued 3,500,000 restricted shares of common stock to Michael Casserino. The fair value of these restricted shares was estimated to be $3,500 as determined using the closing market price of the shares on the measurement date.

These issuances of our shares were made pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”).

Item9.01Financial	Statements, Notes to Financials and exhibits

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

December 31, 2012 with December 31, 2011 comparatives

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Balance Sheets

(expressed in U.S. dollars)

	December 31, 2012	December 31, 2011

ASSETS

Current Assets

Cash	–	–
Receivables	–	–
Inventory	–	–
Prepaid consulting fees	122,541	221,520

Total Current Assets	122,541	221,520
Intangible Assets-MultiMedia (Notes 2(m),4(j) and 8)	971,783	1,087,599
Intangible Assets-Water (Note 2(l))	—	—

Total Assets	1,094,324	1,309,119

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities

Accounts payable	215,959	240,494
Accrued convertible note interest (Note 7)	21,500	24,374
Convertible notes payable (Note 7)	58,500	80,000
Due to former related parties (Note 3(b))	6,106	85,896

Total Liabilities	302,065	430,764

Commitments and Contingencies (Notes 1, 3(a) and 6)

Subsequent Events (Note 10)

Stockholders’ Equity (Deficit)

Class A Common Stock (Notes 4 and 5) Authorized: 400,000,000 common shares, with a par value of $0.001 Issued and outstanding: 235,642,745 shares (2011 – 124,373,612 shares)	235,643	124,374

Common Stock Issuable(Note 4)	255,000	—

Additional Paid-in Capital	4,271,548	3,863,125

Deficit Accumulated During the Development Stage	(3,969,932)	(3,109,144)

Total Stockholders’ Equity (Deficit)	792,259	878,355

Total Liabilities and Stockholders’ Equity (Deficit)	1,094,324	1,309,119

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Statements of Operations

(expressed in U.S. dollars)

	Accumulated from	Year	Year
	January 21, 2005	Ended	Ended
	(Date of Inception) to	December 31,	December 31,
	December 31, 2012	2012	2011

Revenue	0.00	0.00	0.00

Cost of Sales	0.00	0.00	0.00

Gross Profit	0.00	0.00	0.00

Expenses
Amortization of intangible assets(Note 2(m))	183217.00	115816.00	67401.00
General and administrative	1030073.00	346831.00	132538.00
Imputed interest (Note 3(b))	121141.00	0.00	5955.00
Marketing and sales	439549.00	368141.00	71408.00
Professional fees	409845.00	30000.00	121199.00

Total Expenses	2183825.00	860788.00	398501.00

Net Loss From Operations	(2183825.00)	(860788.00)	(398501.00)

Other Income (Expenses)
Gain on settlement of debt	99709.00	0.00	0.00
Accretion of discounts on convertibles (Note 7)	(102083.00)	0.00	(42631.00)

Net Loss From Continuing Operations	(2186199.00)	(860788.00)	(441132.00)
Discontinued Operations (Note 9)
Loss from discontinued operations	(1789553.00)	0.00
Gain on disposal of discontinued operations	5820.00	0.00
	(1783733.00)	0.00
Net Loss	(3969932.00)	(860788.00)

Net Loss Per Share – Basic and Diluted		0.00	(0.01)
Net Loss Per Share – Basic and Diluted

Weighted Average Shares Outstanding		235643000.00	48562000.00

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Statements of Cash Flows

(expressed in U.S. dollars)

	Accumulated from January 21, 2005 (Date of Inception) to December 31, 2012	Year Ended December 31, 2012	Year Ended December 31 2011

Operating Activities

Net loss from continuing operations	(2,186,199)	(860,788)	(441,132)

Adjustments to reconcile net loss to net cash provided by operating activities:
Accretion of discounts on convertible debentures(Note9)	102,083	—	42,631
Amortization of Intangible Assets	183,217	115,816	67,401

Imputed interest	121,141	—	5,955
Gain on forgiveness of debt	(54,408)	—	—
Non cash consulting costs	1,275,714	661,634	161,689

Changes in operating assets and liabilities:

Accounts receivable	—	—	129
Other receivable	—	—	—
Inventory	—	—	—
Prepaid expenses	—	—	—
Accounts payable and accrued liabilities	268,496	3,628	179,760
Due to related parties	523,697	—	18,000

Net Cash Provided (Used ) By Operating Activities	233,741	79,710	34,433

Investing Activities
Sale of water business assets to former related (parties(Note 9)
parties (Note 9)	115,863	—	115,823
Financing Activities
Proceeds from Private Placements of shares	77,500	77,500	—
Proceeds from issuance of convertible notes	145,000	—	—
Proceeds from loan payable	41,000	—	—
Advances from former related parties	898,853	2,210	17,046
Repayments to former related parties	(393,444)	—	(123,023)

Net Cash Provided (Used) By Financing Activities	768,909	79,710	(105,977)

Increase in Cash from Continuing Operations	—	—	44,279

Decrease in Cash from Discontinued Operations(Note 9)	(1,118,513)	—	(44,650)

Cash – Beginning of Period	—	—	371

Cash – End of Period	—	—	—

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.) (A Development Stage Company) Statements of Cash Flows (expressed in U.S. dollars) (Continued)

Non-cash Investing and Financing Activities:	Accumulated from January 21, 2005 (Date of Inception) to December 31, 2012	Year Ended December 31, 2012	Year Ended December 31 2011
Issuance of shares for Intangible assets	689,732	—	—
Issuance of shares for MultiMedia assets	1,155,000	—	1,155,000
Issuance of shares for convertible debt	116,500	51,500	57,500
Issuance of shares of common stock for consulting contracts	1,105,225	269,625	331,100
Issuance of shares of common stock to settle debt	1,012,432	128,141	—

Supplemental Disclosures

Interest paid	—	—	—
Income tax paid	—	—	—

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

From January 21, 2005 (Date of Inception) to December 31, 2012

(expressed in U.S. dollars)

	Class A Common Stock		Additional	Class A
			Paid-In	Common	Accumulated
	Shares	Par Value	Capital	Stock	Deficit	Total
				Issuable

Balance – January 21, 2005 (Date of Inception)	–	–	–	–	–	–

Shares issued to owners of Freshwater (Note 5)	80,000,000	80,000	(80,000)	–	–	–

Donated interest on related party loans	–	–	17,302	–	–	17,302

Net loss for the period	–	–	–	–	(335,337)	(335,337)

Balance – December 31, 2005	80,000,000	80,000	(62,698)	–	(335,337)	(318,035)

Recapitalization Transactions (Note 5)
Shares of HMI Technologies, Inc.	20,800,000	20,800	(20,800)	–	–	–
Net liabilities assumed in recapitalization (Note 5)	–	–	–	–	(45,301)	(45,301)

Donated interest on shareholders’ loans	–	–	32,662	–	–	32,662

Prospectus costs donated by shareholder	–	–	29,685	–	–	29,685

Net loss for the year	–	–	–	–	(200,939)	(200,939)

Balance – December 31, 2006	100,800,000	100,800	(21,151)	–	(581,577)	(501,928)

Donated interest on shareholders’ loans	–	–	28,231	–	–	28,231

Forgiveness of debt	–	–	45,301	–	–	45,301

Prospectus costs donated by shareholder	–	–	47,509	–	–	47,509

Net loss for the year	–	–	–	–	(225,991)	(225,991)

Balance – December 31, 2007	100,800,000	100,800	99,890	–	(807,568)	(606,878)

Donated interest on shareholders’ loans	–	–	19,863	–	–	19,863

Settlement of debt by share issuance	11,320,000	11,320	554,680	–	–	566,000

Prospectus costs donated by shareholder	–	–	12,156	–	–	12,156

Net loss for the year	–	–	–	–	(195,813)	(195,813)

Balance – December 31, 2008	112,120,000	112,120	686,589	–	(1,003,381)	(204,672)

Donated interest on shareholders’ loans	–	–	9,163	–	–	9,163

Settlement of debt by share issuance	25,000,000	25,000	252,291	–	–	277,291

Shares to be issued for intangible assets	–	–	–	251,339	–	251,339

Issuance of shares for intangible assets	15,000,000	15,000	423,393	–	–	438,393

Net loss for the year	–	–	–	–	(492,669)	(492,669)
Balance – December 31, 2009	152,120,000	152,120	1,371,436	251,339	(1,496,050)	278,845
Donated interest on shareholders’ loans	–	–	7,965	–	–	7,965
Settlement of debt by share issuance	6,127,027	6,127	42,373	–	–	48,500
Shares issued for consulting under Stock Plan	23,000,000	23,000	283,500	–	–	306,500
Shares issued for investor relations	11,000,000	11,000	187,000	-	-	198,000
Issuance of shares for intangible assets	15,000,000	15,000	236,339	(251,339)	–	-
Discount on 8% convertible notes (Note 7)	-	-	102,083	-	-	102,083

Net loss for the year	–	–	–	–	(1,110,455)	(1,110,455)
Balance – December 31, 2010	207,247,027	207,247	2,230,696	--	(2,606,505)	(168,562)

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.) Page 2

(A Development Stage Company)

Statement of Stockholders’ Equity (Deficit)

From January 21, 2005 (Date of Inception) to December 31, 2012

(expressed in U.S. dollars)

(Continued)

	Class A Common Stock		Additional	Class A
			Paid-In	Common	Accumulated
	Shares	Par Value	Capital	Stock	Deficit	Total
				Issuable

Balance – December 31, 2010	207,247,027	207,247	2,230,696	–	(2,606,505)	(168,562)
Share consolidation 4,000 for 1	(207,193,775)	(207,193)	261,172	–	–	53,979
Settlement of debt by share issuance	870,360	870	2,652	–	–	3,522
Shares issued for consulting under Stock Plan	10,100,000	10,100	131,300	–	–	141,400
Shares issued for consulting restricted	13,350,000	13,350	176,350	–	–	189,700
Issuance of shares for intangible assets (Note 8)	100,000,000	100,000	1,055,000	–	–	1,155,000
Donated interest on shareholders’ loans (Note 3(b))	–	–	5,955	–	–	5,955
Net loss for the year	–	–	–	–	(502,639)	(502,639)

Balance-December 31, 2011 Balance – December 31, 2011	124,373,612	124,374	3,863,125	–	(3,109,144)	878,355

Settlement of debt by share issuance	25,144,133	25,144	154,498	–	–	179,642
Shares issued for consulting restricted	48,625,000	48,625	220,375	–	–	269,000
Issuance of shares –Private Placements	37,500,000	37,500	33,550	–	–	71,050
Shares to be issued for consulting	–	–	–	255,000	–	255,000
Net loss for the year	–	–	–	–	(860,788)	(860,788)

Balance-December 31, 2012	235,642,745	235,643	4,271,548	255,000	(3,969,932)	792,259

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

1. Nature of Operations and Continuance of Business

On January 1, 2006 Freshwater Technologies, Inc. (formerly HMI Technologies Inc) (“HMI”) entered into an Asset Acquisition Agreement to acquire the business of Freshwater Technologies (“Freshwater”). HMI was incorporated in the State of Nevada, U.S.A. on December 10, 1999. Effective January 1, 2006, the acquisition of the Freshwater business was completed through the issuance of 20,000 (80,000,000 pre-consolidation) restricted shares of common stock, and as a result, the former owners of the Freshwater business owned approximately 79% of the outstanding common stock of HMI. Prior to the acquisition of Freshwater, HMI was a non-operating shell company with nominal net assets. The acquisition was a capital transaction in substance and therefore has been accounted for as a recapitalization, which is outside the scope of Accounting Standards Codification (“ASC”) 805, “Business Combinations”. Under recapitalization accounting, Freshwater was considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of HMI. Assets acquired and liabilities assumed are reported at their historical amounts. These financial statements include the accounts of HMI since the effective date of the recapitalization (January 1, 2006) and the historical accounts of the business of Freshwater since inception (collectively, the “Company”). Refer to Note 5.

On May 27, 2011, the Company issued 31,250 (125,000,000 pre-consolidation) shares of its common stock to Christopher Martinez in exchange for the acquisition of certain assets owned by Mr. Martinez. In exchange for the assets, the Company completed a 4000:1 reverse stock split, Company name change to Agent155 Media Corp. and the issuance, on July 26, 2011, of 99,968,750 common shares to Christopher Martinez following the reverse stock split.

The Company’s principal business now offers models, performers, artists, athletes, musicians, filmmakers and agencies a multimedia content management solution, providing a collaborative forum for the creative world to network and develop. It provides talent agencies, agents, producers, directors, and recording companies a one-stop location to search and view the profiles and work of emerging talent. The Company plans to produce films, music tours, commercials and various events.

The Company is a Development Stage Company, as defined by Financial Accounting Standards Board (“FASB”) ASC 915, “Development Stage Entities”.

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated limited revenues to date and has never paid any dividends and is unlikely to pay dividends or generate significant earnings in the immediate or foreseeable future. In order to fund the proposed plan of operations, the Company will require an additional $1,000,000 to $1,500,000 in funding through the next twelve month period. As at December 31, 2012, the Company had accumulated losses of $3,969,932 since inception and a negative working capital of $178,524. The continuation of the Company as a going concern is dependent upon the continued financial support from its director and officer, the ability to raise equity or debt financing, and the attainment of profitable operations from the business. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.	Summary of Significant Accounting Policies
a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in US dollars. The Company’s fiscal year-end is December 31.

On July 22, 2011, the Company effected a 4000 to 1 reverse stock-split of its issued and outstanding common stock. The issued and outstanding capital decreased from 386,238,730 shares of common stock to 96,560 shares of common stock. All share and per share amounts have been retroactively restated to reflect the reverse stock-split.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

2. Summary of Significant Accounting Policies (continued)

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to provision for uncollectible receivables, valuation of intangible multimedia assets, donated expenses, fair values of financial instruments and deferred income tax asset valuation allowances.The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents. As at December 31, 2012, the Company had no cash equivalents.

d)	Basic and Diluted Net Income (Loss) Per Share

The Company computes earnings (loss) per share in accordance with ASC 260, “Earnings per Share”, which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at December 31, 2012, the convertible notes payable of $58,500 could be converted to approximately 32,500,000 common shares.

e)	Comprehensive Loss

ASC 220, “Comprehensive Income”, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2012, the Company has no items that represent other comprehensive loss and, therefore, has not included a schedule of other comprehensive loss in the financial statements.

f)	Inventory

On June 3, 2011, inventory of water activation products and water filters was sold to two previously related parties at cost. The Company has no inventory at December 31, 2012. (See Note 9)

g)	Financial Instruments

Pursuant to ASC 820, “Fair Value Measurements and Disclosures”, and ASC 825, “Financial Instruments”, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value using a hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The hierarchy prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

2. Summary of Significant Accounting Policies (continued)

g)	Financial Instruments (continued)
Level	2
Level	2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.
Level	3
Level	3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of accounts payable, convertible notes payable and amounts due to former related parties. The fair value of the Company’s cash equivalents, when applicable, is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. During the period ended December 31, 2012, the Company valued convertible notes payable based on "Level 2" inputs, consisting of model-derived valuations in which significant inputs are derived from observable market data. The Company estimates that the carrying values of all of its other financial instruments approximate their fair values due to the nature or duration of these instruments.

h)	Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Monetary assets and liabilities denominated in foreign currencies are translated in accordance with ASC 830, “Foreign Currency Translation Matters”, using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in Canadian dollars. The Company has not, to the date of these financials statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

i)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, Income Taxes. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

j)	Revenue Recognition

The Company recognizes revenue in accordance with ASC 605, “Revenue Recognition”, and SAB 104. The Company evaluates the collectibility of accounts receivable based on a combination of factors. In cases where the Company is aware of circumstances that may impair a specific customer’s ability to meet its financial obligations subsequent to the original sale, the Company will record an allowance against amounts due, and thereby reduce the net recognized receivable to the amount the Company reasonably believes will be collected. For all other customers, the Company recognizes allowances for doubtful accounts based on the length of time the receivables are past due, the current business environment and the Company’s historical experience. On June 3, 2011, the Company sold all of its water business related assets and liabilities at a net gain of $5,820 (Note 9).

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)
k)	The Company accounts for share-based payments in accordance with ASC 718, “Compensation – Stock Based Compensation”. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The Company has not issued any stock options since its inception.
Stock-based	Compensation

l)Intangible Assets-Water

Intangible assets-water represent costs incurred to acquire product distribution rights amounting to $689,732. The useful life of the product distribution rights acquired was estimated by management to be two years. Amortization is provided on a straight-line basis over the estimated useful life. During the year ended December 31, 2012, the Company recognized $nil in amortization expense in loss from discontinued operations in relation to these assets as compared to $22,676 amortization expense for the year ended Decemnber 31, 2011. The agreement expired January 26, 2011.

m) Intangible Assets-MultiMedia

Intangible assets-multimedia represent costs incurred to aquire multimedia assets from Christopher Martinez including codes, multimedia content, intangible assets and computer servers owned by Mr. Martinez. The useful life of the multimedia intangible assets acquired was estimated by management to be ten years from the date of the Agreement to acquire the assets, June 1, 2011. Amortization is provided on a straight-line basis over the estimated useful life. During the year ended December 31, 2012, the Company recognized $115,816 in amortization expense in relation to these assets as compared to $67,401 amortization expense for the year ended December 31, 2011.

n)	Recently Issued Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements”, which amends the ASC Topic 820, “Fair Value Measurements and Disclosures”. ASU No. 2010-06 amends the ASC to require disclosure of transfers into and out of Level 1 and Level 2 fair value measurements, and also requires more detailed disclosure about the activity within Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures concerning purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of this amendment did not have a material effect on the Company’s financial statements. The Company has implemented all other new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3. Related Party Transactions

a)	The Company entered into consulting agreements with the former President and former CFO of the Company. Under these agreements, both the former President and former CFO receive $3,000 per month commencing June 1, 2006 and expiring December 31, 2011. The former President and former CEO of the Company agreed to terminate these consulting agreements effective April 1, 2011. For the year ended December 31, 2012, the Company recorded $nil (December 31, 2011 - $18,000) under discontinued operations.
b)	As at December 31, 2012, the Company was indebted to former related parties of the Company for $6,106 (December 31, 2011 - $85,896). These amounts are non-interest bearing, unsecured, and have no specific terms for repayment. For the year ended December 31, 2012, the Company recorded $nil (2011 - $5,955) of imputed interest at 5.25% relating to these amounts owing.
c)	On June 1, 2011, Max Weissengruber, Brian Robertson and Douglas Robertson resigned from their respective positions as officers and directors of the Company, and Christopher Martinez was appointed as the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole director of the Company.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

(unaudited)

3. Related Party Transactions (continued)

d)	On June 3, 2011, the Company sold and transferred the inventory and other related assets of its water treatment business to Robertson and Weissengruber for an amount totaling $115,823 resulting in a gain on sale of these assets of $5,820 (See Note 9). This amount was applied against the balance due to them from the Company.

4. Common Stock

2012 Issuances:

a)	On January 3, 2012, $20,000 of the convertible note dated May 18, 2010 was converted into 1,666,667 shares of common stock.

b)	In January 2012, the Company entered into a business development consulting services agreement with a consultant, Hung Huu Nyguen, whereby the Company issued 3,500,000 restricted common shares, on January 27, 2012, for business development consulting services to be rendered over a one year period ending January 26, 2013. The estimated fair value of the shares issued was $52,500.

c)	In January 2012, the Company entered into a marketing consulting services agreement with a consultant, Ling Chi Vo, whereby the Company issued 500,000 restricted common shares, on January 27, 2012, for marketing consulting services to be rendered over a one year period ending January 26, 2013. The estimated fair value of the shares issued was $7,500.

d)	On January 27, 2012, the Company entered into debt settlement and subscription agreements, whereby the Company agreed to issue 7,076,083 restricted shares of common stock in consideration of the settlement of $106,141 owing. The fair value of these restricted shares at .015 cents per share was estimated to be $106,141 as determined on the date of the agreement.

e)	On January 27, 2012, the Company entered into a subscription and private stock purchase agreements with Ling Chi Vo to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share; with Phuong Pham to purchase 4,000,000 restricted common shares of the Company at a price of .001 cents per share; and with Binh Thanh Nyguen to purchase 4,000,000 restricted common shares of the Company at ..001 cents per share.

f)	On February 15, 2012, the Company entered into a six month investor relations and corporate marketing and communications services agreement and, on February 27, 2012, the Company issued 5,000,000 restricted shares of common stock to M&B Capital Services, Ltd. The fair value of these restricted shares was estimated to be $100,000 as determined using the closing market price of the shares on the measurement date.

g)	On April 17, 2012, the issuer of the 8% convertible notes dated May 18, 2010 for $5,000, July 14, 2010 for $30,000 and September 7, 2010 for $25,000 placed the Company in default under these Notes. The default amount of these Notes is $90,000 being 150% of the Notes owing of $60,000 plus default interest as provided in the Notes.

h)	On May 15, 2012, the Company entered into a technical consulting services agreement with a consultant, John Turner, whereby the Company issued 5,000,000 restricted common shares for business consulting services to be rendered over a six month period ending November 14, 2012. The estimated fair value of the shares issued was $75,000.

i)	On May 24, 2012, the Company entered into a subscription and private stock purchase agreements with David Goos to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share; and with Christopher Bennish to purchase 2,000,000 restricted common shares of the Company at a price of .001 cents per share.

j)	On May 28, 2012, the Company entered into a one year investor relations and corporate marketing and communications services agreement and the Company issued 7,000,000 restricted shares of common stock to 20292878 Ontario Ltd.. The fair value of these restricted shares was estimated to be $7,000 as determined using the closing market price of the shares on the measurement date.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

4 ..Common Stock(continued)

k)	On July 23, 2012, the balance owing of $5,000 of the convertible note dated May 18, 2010 and interest owing on this note of $4,200 was converted into 1,887,097 shares of Class A common stock. The May 18, 2010 note is now fully paid.

l)	On August 13, 2012, the Company entered into a one year investor relations and corporate marketing and communications services agreement and the Company issued 12,500,000 restricted shares of common stock to Obsidian Financial Communications Inc. The fair value of these restricted shares was estimated to be $12,500 as determined using the closing market price of the shares on the measurement date.
m)	On August 29, 2012, $24,000 of the convertible note dated July 14, 2010 was converted into 5,714,286 shares of Class A common stock.

n)	On September 6, 2012, the Company entered into a debt settlement agreement, whereby the Company agreed to issue 8,800,000 shares of common stock in consideration of the settlement of $22,000 owing on a convertible note dated June 9, 2011. The fair value of these restricted shares at .0025 cents per share was estimated to be $22,000.

Common Stock Issuable:

1)	Under a consulting agreement dated June14, 2012, the Company agreed to extend the consulting services of Max Weissengruber, Michael Borrelli and Brian Robertson for a period of one year to June 13, 2013. The company is obligated to issue 8,000,000 restricted shares of Class A common stock to each of the consultants for a total of 24,000,000 shares. The fair value of these restricted shares was estimated to be $240,000. As at December 31, 2012, these shares have been presented as Class A common stock issuable on the balance sheet.
2)	On November 6, 2012, the Company entered into a six month management consulting, business advisory and investor relations agreement with Global Investment Consulting. The company is obligated to issue 5,000,000 restricted shares of Class A common stock to the consultant.The fair value of these restricted shares was estimated to be $15,000 as determined using the closing market price of the shares on the measurement date. As at December 31, 2012, these shares have been presented as Class A common stock issuable on the balance sheet.

2011 Issuances:

a)	On January 3, 2011, $10,000 of the convertible note dated May 3, 2010 was converted into 2,273 (9,090,909 pre-consolidation) shares of Class A common stock.
b)	On February 4, 2011, $8,000 of the convertible note dated May 3, 2010 was converted into 2,222 (8,888,889 pre-consolidation) shares of Class A common stock.
c)	On March 3, 2011, $4,500 of the convertible note dated May 3, 2010 was converted into 1,607 (6,428,571 pre-consolidation) shares of Class A common stock.
d)	On March 11, 2011, $7,000 of the convertible note dated May 3, 2010 was converted into 2,917 (11,666,667 pre-consolidation) shares of Class A common stock.

e) On April 19, 2011, $7,000 of the convertible note dated May 3, 2010 was converted into 2,917 (11,666,667 pre-consolidation) shares of Class A common stock.

f)	On June 6, 2011, $2,500 of the convertible note dated May 3, 2010 was converted into 1,563 (6,250,000 pre-consolidation) shares of Class A common stock.

g) On September 21, 2011, $5,000 of the convertible note dated May 3, 2010 was converted into 73,529 shares of common stock.

h)	Pursuant to the terms of the convertible notes payable disclosed in Note 7, the Company agreed to reserve for future issuance sufficient common shares to provide for full conversion of the notes as at December 31, 2011.
i)	On May 11, 2011, the Company’s Board of Directors approved the cancellation of the Company’s authorized Class B common stock of 100,000,000 common shares and an increase in the Company’s authorized Class A Common Stock to 400,000,000 common shares.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

4. Common Stock (continued)

j)	On May 27, 2011, 31,250 (125,000,000 pre-consolidation) shares of Class A common stock were issued to Christopher Martinez in exchange for the acquisition of certain assets owned by Mr. Martinez. In exchange for the assets, the Company agreed to and completed several post closing obligations including a 4000 to 1 reverse stock split approved on July 22, 2011 and the issuance of a further 99,968,750 common shares to Christopher Martinez on July 26, 2011. The number of issued and outstanding shares have been retroactively restated for all periods presented (See Note 2(a)).

k)	In April 2011, the Company entered into a business consulting services agreement with a consultant whereby the Company issued 1,250,000 restricted common shares, on July 26, 2011, for business consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $17,500.

l)	In April 2011, the Company entered into a marketing consulting services agreement with a consultant whereby the Company issued 1,250,000 restricted common shares, on July 26, 2011, for marketing consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $17,500.

m)	In April 2011, the Company entered into a technical consulting services agreement with a consultant whereby the Company issued 500,000 restricted common shares, on July 26, 2011, for business consulting services to be rendered over a one year period ending July 25, 2011. The estimated fair value of the shares issued was $7,000.

n)	In August 2011, the Company entered into a business development consulting services agreement with a corporate consultant whereby the Company issued 4,000,000 restricted common shares, on August 16, 2011, for business development consulting services to be rendered over a one year period. The estimated fair value of the shares issued was $56,000.

o)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. 2,500,000 common shares were registered on Form S-8 on August 18, 2011 under this Plan.
p)	In August 2011, the Company entered into a non-financial business development consulting services agreement with a consultant whereby the Company issued 1,500,000 common shares, on August 16, 2011, for business development consulting services to be rendered from August 26, 2011 through to July 12, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $21,000.

q)	On September 15, 2011, the Company issued 250,000 common shares to each of the business and marketing consultants under their respective contracts (500,000 in total) for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500 under each contract ($7,000 in total).

r)	On September 21, 2011, the Company issued 250,000 common shares to the technical consultant under his contract for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500.

s)	In September 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 250,000 common shares, on September 28, 2011, for technical website consulting services to be rendered for a period of one year. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011. The estimated fair value of the shares issued was $3,500.

t)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. A Supplemental Employee Benefit Plan was approved by the Company on October 13, 2011 and, on October 18, 2011, 3,200,000 common shares were registered on Form S-8 under the Supplemental Employee Benefit Plan.

u)	In October 2011, the Company entered into a non-financial business development consulting services agreement with a consultant whereby the Company issued 1,000,000 common shares, on October 14, 2011, for business development consulting services to be rendered from October 10, 2011 through to October 9, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

v)	In October 2011, the Company entered into an event co-ordinator consulting services agreement with a consultant whereby the Company issued 2,000,000 restricted common shares, on October 15, 2011, and 250,000 non-restricted shares, on October 15, 2011, for consulting services to be rendered from October 14, 2011 through to October 13, 2012. The non-restricted shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

w)	In October 2011, the Company entered into an advertising sales consulting services agreement with a consultant whereby the Company issued 300,000 restricted common shares, on October 15, 2011, for advertising sales consulting services to be rendered from October 14, 2011 through to October 13, 2012.

x)	On October 13, 2011, the Company issued 500,000 common shares to each of the business and marketing consultants under their respective contracts (1,000,000 in total) for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

y)	In October 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 250,000 common shares, on October 13, 2011, for one-time technical website consulting services to be rendered. The Company issued 200,000 common shares under the 2011 Employee Benefit Plan registered on Form S-8 on August 18, 2011 and 50,000 restricted shares. The estimated fair value of the shares issued was $3,500.

z)	On October 14, 2011, the Company issued 250,000 common shares to each of the technical and website consultants under their respective contracts (500,000 in total) for consulting services to be rendered to July

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

4. Common Stock (continued)

25, 2012 for the technical consultant and September 27, 2012 for the website consultant. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011.

aa)	In October 2011, the Company entered into a marketing and public relations consulting services agreement with a corporate consultant whereby the Company issued 4,000,000 restricted common shares, on October 25, 2011, for marketing and public relations consulting services to be rendered over a one year period. The estimated fair value of the shares issued was $56,000.

bb)	On August 18, 2011, the Company approved an equity incentive plan entitled the 2011 Employee Benefit Plan (the “Plan”). The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success. A Supplemental Employee Benefit Plan was approved by the Company on November 4, 2011 and, on November 7, 2011, 4,400,000 common shares were registered on Form S-8 under the Supplemental Employee Benefit Plan.

cc)	On November 7, 2011, the Company issued 1,250,000 common shares to each of the business and marketing consultants (2,500,000 in total) and 500,000 shares to the technical consultant under their respective contracts for consulting services to be rendered to July 25, 2012. The shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011.

dd)	In November 2011, the Company entered into a technical consulting services agreement with a consultant whereby the Company issued 350,000 common shares, on November 21, 2011 for technical consulting services to be rendered for a period of six months. 250,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on October 18, 2011 and 100,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $4,900.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

4. Common Stock (continued)

ee)	In November 2011, the Company entered into a technical website consulting services agreement with a consultant whereby the Company issued 500,000 common shares, on November 21, 2011 for technical website consulting services to be rendered for a period of one year. The shares were issued under the 2011 Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.

ff)	In November 2011, the Company entered into a business consulting services agreement with a consultant for 500,000 common shares for business consulting services to be rendered for the period from November 21 , 2011 to July 25, 2012. 400,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.

gg)	In November 2011, the Company entered into a marketing consulting services agreement with a consultant for 500,000 common shares for marketing consulting services to be rendered for the period from November 21, 2011 to July 25, 2012. 400,000 shares were issued under the 2011 Supplemental Employee Benefit Plan registered on Form S-8 on November 7, 2011. The estimated fair value of the shares issued was $7,000.
hh)	On November 1, 2011, $3,500 of the convertible note dated May 3, 2010 was converted into 158,333 shares of common stock.
ii)	On December 6, 2011, $10,000 of the convertible note dated May 18, 2010 was converted into 625,000 shares of common stock.

jj)	On December 5, 2011, the Company entered into a subscription and private stock purchase agreement with Robert Turner to purchase 10,000,000 restricted common shares of the Company at a price of .0005 cents per share.

kk)	On December 15, 2011, the Company entered into a subscription and private stock purchase agreement with Phil Hamilton to purchase 10,000,000 restricted common shares of the Company at a price of .0005 cents per share.

ll)	On December 15, 2011, the Company entered into a one year investor relations and corporate marketing and communications services agreement and in 2012, the Company issued 14,500,000 restricted shares of common stock to Global Investment Consulting. The fair value of these restricted shares was estimated to be $14,500 as determined using the closing market price of the shares on the measurement date.
On	December 15, 2011, the Company entered into a one year investor relations and corporate marketing agreement and in 2012, the Company issued 3,500,000 restricted shares of common stock to Michael Casserino. The fair value of these restricted shares was estimated to be $3,500 as determined using the closing market price of the shares on the measurement date.

5. Recapitalization Transaction

On January 1, 2006, Freshwater Technologies Inc (formerly HMI Technologies Inc.) (“HMI”) entered into an Asset Acquisition Agreement to acquire the business of Freshwater Technologies (“Freshwater”) which involves the distribution and marketing of drinking water products and water activation products. Effective January 1, 2006, the acquisition of the Freshwater business was completed through the issuance of 80,000,000 split-adjusted restricted shares of common stock, and as a result, the former owners of the Freshwater business owned approximately 79% of the outstanding common stock of HMI.

Prior to the acquisition of Freshwater, HMI was a non-operating shell company with nominal net assets. The acquisition is a capital transaction in substance and therefore has been accounted for as a recapitalization, which is outside the scope of ASC 805, “Business Combinations”. The acquisition has been accounted for as a continuation of the Freshwater Technologies business in accordance with ASC 805. Under recapitalization accounting, Freshwater is considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of HMI. Assets acquired and liabilities assumed are reported at their historical amounts. These financial statements include the accounts of HMI since the effective date of the recapitalization (January 1, 2006) and the historical accounts of the business of Freshwater since inception (collectively, the “Company”).

Advances from related parties	$(45,301)

Net liabilities assumed	$(45,301)

6. Commitments

a)	On September 23, 2008, the Company entered into a Consulting Agreement with Rolando Choso Esquivel to act as Director, Latin American Sales and Marketing. The Company will pay $1,500 monthly for these consulting services and will reimburse out of pocket expenses incurred for Company business. The agreement was for a one year term which was to expire on August 31, 2009, is renewable annually with both parties’ approval and can be terminated by the Company with two month’s notice and payment. In August 2010, the Company agreed to extend the term of this agreement to August 31, 2011. The consulting contract was terminated August 31, 2011.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

7. Convertible Notes Payable

a)	On May 3, 2010, the Company issued a $55,000 convertible note with a maturity on February 1, 2011 and bearing interest at 8% per annum for cash proceeds of $55,000. On May 18, 2010, the Company issued a $35,000 convertible note with a maturity on February 21, 2011 and bearing interest at 8% per annum for cash proceeds of $35,000. As at December 31, 2012, both of these convertible notes and accrued convertible interest payable have been fully paid.
b)	On July 14, 2010, the Company issued a $30,000 convertible note with a maturity on April 19, 2011 and bearing interest at 8% per annum for cash proceeds of $30,000. The note is convertible into shares of the Company’s Class A common stock at a 40% discount of the average of the lowest three trading prices (the closing bid price on the Over-the-Counter Bulletin Board or applicable trading market) for the Company’s common stock during the ten trading day period ending one trading day prior to the date the conversion notice is sent by the noteholder to the Company. Pursuant to the terms of the note the Company agreed to reserve for future issuance sufficient shares of Class A common stock which provides for five times the amount of common shares issuable upon the full conversion of the note. The Company is required to maintain this ratio based on the conversion price from time to time and may be subject to significant penalties should an insufficient number of shares be available for issuance on the date of conversion. The Company recognized the intrinsic value of the embedded beneficial conversion feature of $18,333 as additional paid-in capital and reduced the carrying value of the convertible debenture to $11,666. The carrying value was accreted over the term of the convertible debenture up to its face value of $30,000. On April 17, 2012, the issuer of the 8% convertible notes dated May 18, 2010 for $5,000, July 14, 2010 for $30,000 and September 7, 2010 for $25,000 placed the Company in default under these Notes. The default amount of these Notes is $90,000 being 150% of the Notes owing of $60,000 plus default interest as provided in the Notes. As at December 31, 2012, the carrying values of the convertible debenture and accrued convertible interest payable thereon were $21,000 and $11,000, respectively.

On April 19, 2011, the Company defaulted on its repayment of the convertible note dated July 14, 2010. The note’s principal and interest outstanding at December 31, 2012 amounted to $32,000.

c) On September 7, 2010, the Company issued a $25,000 convertible note with a maturity on June 11, 2011 and bearing interest at 8% per annum for cash proceeds of $25,000. The note is convertible into shares of the Company’s Class A common stock at a 45% discount of the average of the lowest three trading prices (the closing bid price on the Over-the-Counter Bulletin Board or applicable trading market) for the Company’s common stock during the ten trading day period ending one trading day prior to the date the conversion notice is sent by the noteholder to the Company. Pursuant to the terms of the note the Company agreed to reserve for future issuance sufficient shares of Class A common stock which provides for five times the amount of common shares issuable upon the full conversion of the note. The Company is required to maintain this ratio based on the conversion price from time to time and may be subject to significant penalties should an insufficient number of shares be available for issuance on the date of conversion. The Company recognized the intrinsic value of the embedded beneficial conversion feature of $23,750 as additional paid-in capital and reduced the carrying value of the convertible debenture to $1,250. The carrying value was accreted over the term of the convertible debenture up to its face value of $25,000. On April 17, 2012, the issuer of the 8% convertible notes dated May 18, 2010 for $5,000, July 14, 2010 for $30,000 and September 7, 2010 for $25,000 placed the Company in default under these Notes. The default amount of these Notes is $90,000 being 150% of the Notes owing of $60,000 plus default interest as provided in the Notes. As at December 31, 2012, the carrying values of the convertible debenture and accrued convertible interest payable thereon were $37,500 and $10,500, respectively.

On June 11, 2011, the Company defaulted on its repayment of the convertible note dated September 7, 2010. The note’s principal and interest outstanding at December 31, 201 amounted to $49,000.

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

(unaudited)

8. Asset Acquisition

On April 25, 2011, the Company entered into an agreement of purchase and sale with Christopher Martinez, the President and the owner of the assets of Agent155 Media Corp. (“Agent155”), to replace a letter of intent dated March 7, 2011. Pursuant to this agreement, the structure of the transaction was amended such that the Company agreed to acquire certain assets of Agent155 directly from Mr. Martinez in exchange for 100,000,000 shares of the Company’s common stock and additional consideration. This agreement was amended on May 6, 2011, pursuant to which the Company agreed to issue a total of 100,000,000 post-consolidation shares to Mr. Martinez, on the basis of 4,000 pre-consolidation shares being consolidated into 1 post-consolidation share. On May 27, 2011, the Company initially issued 125,000,000 pre-consolidation shares to Mr. Martinez (equivalent to 31,250 post-consolidation shares), and on July 26, 2011 the balance of 99,968,750 post-consolidation shares were issued to Mr. Martinez.

The assets acquired included codes, multimedia content, intangible assets and computer servers owned by Mr. Martinez with an estimated fair value of $1,155,000. In accordance with the amended agreement, the Company entered into an agreement of purchase and sale with Brian Robertson and Max Weissengruber on June 3, 2011 pursuant to which the Company sold the inventory and assets related to its water treatment business to Mr. Robertson and Mr. Weissengruber for the aggregate amount of $115,823.

9. Discontinued Operations

On June 3, 2011, the Company sold the inventory and assets related to its water treatment business to Mr. Robertson and Mr. Weissengruber for the aggregate amount of $115,823. The Company recognized a gain on disposal of the water business related assets of $5,820.

The results of discontinued operations are summarized as follows:

Accumulated from January 21, 2005 (Date of Inception) to December 31, 2012

Revenue	$477,307

Cost of Sales	214,999

Gross Profit	$262,308

Expenses Amortization of intangible assets
Amortization of intangible assets	689,732
Consulting	292,000
Marketing and sales	730,901
Bad debts expense (recovery)	333,328
Commission Expense	$5,900
Total Expenses	$2,051,861

Net Loss from Discontinued Operations	$(1,789,553)

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

(unaudited)

9. Discontinued Operations (continued)

The gain on disposal is summarized as follows:
Amount

Consideration Received:
Proceeds from sale of water business assets to related parties	$115,823

Net Liabilities:
Cash	$(373)
Other receivables	(3,942)
Inventories	(115,823)
Total liabilities	$10,135

110,003

Gain on Disposal of Discontinued Operations	$5,820

Cash flows of the discontinued operations are summarized as follows:
	Year Ended December 31, 2012	Year Ended December 31, 2011

Operating activities	—	(44,650)
Investing activities	—	—
Financing activities	—	—

Net Decrease in Cash	—	(44,650)

10. Income Taxes

The Company has net operating loss carryforwards of approximately $3,283,000 available to offset taxable income in future years which expire commencing in the year ended December 31, 2027.

The Company is subject to United States income taxes at a rate of 35%. The reconciliation of the provision for income taxes at the United States statutory rate compared to the Company’s income tax expense as reported is as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Income tax recovery at statutory rate	(301,276)	(174,173)

Permanent differences	—	2,084

Change in valuation allowance	301,276	172,089

Provision for income taxes	—	—

Agent155 Media Corp. (formerly Freshwater Technologies, Inc.)

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2012

(expressed in U.S. dollars)

10. Income Taxes (continued)

The significant components of deferred income tax assets as at December 31, 2012 and 2011 are as follows:

	December 31, 2011	December 31, 2010

Net operating losses carried forward	860,788	441,132

Intangible assets		—

	860,788	441,132

Valuation allowance	(860,788)	(441,132)

Net deferred income tax asset	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENT155 MEDIA CORP.

(Formerly FRESHWATER TECHNOLOGIES, INC.)

Date: April 24, 2013	Agent155 Media Corp.
	By	/s/ Christopher J. Martinez
Name: Christopher J. Martinez Title: CEO, CFO, Secetary, Treasurer, and Director